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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported) JUNE 11, 2002 (JUNE 11, 2002)
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                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                   000-20348                  43-1465483
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(State of incorporation)   (Commission File Number)        (IRS Employer
                                                         Identification No.)


8000 MARYLAND AVENUE, SUITE 920, ST. LOUIS, MISSOURI                  63105
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   (Address of principal executive offices)                         (Zip Code)


                                 (314) 727-3485
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective June 11, 2002, the Board of Directors of the Registrant, upon recommendation of its audit committee, dismissed Arthur Andersen LLP ("Andersen") as the Registrant's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the principal accountant to audit the Registrant's financial statements for the fiscal year ending June 30, 2002. Andersen audited the Registrant's financial statements for fiscal years 1999, 2000 and 2001, and served as the Registrant's principal accountant since 1989.

In connection with its audit for fiscal years 2000 and 2001, and during the subsequent interim period preceding the engagement of KPMG, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Andersen's report on the financial statements for fiscal years 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years, and during the subsequent interim period preceding the engagement of KPMG, Andersen did not advise, and has not indicated to the Registrant that it had reason to advise, the Registrant of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act. The Registrant requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Form 8-K. A copy of the letter from Andersen dated June 11, 2002, stating its agreement with the foregoing disclosures is filed as Exhibit 16.1 to this Form 8-K.

During the last two fiscal years, and during the subsequent interim period preceding the engagement of KPMG, the Registrant had not consulted KPMG regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or any other matter that would be required to be reported in this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Exhibits
                  16.1 Letter from Arthur Andersen, LLP to the Securities and Exchange Commission dated June 11, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             D & K HEALTHCARE RESOURCES, INC.


Dated: June 11, 2002         By: /s/ Thomas S. Hilton
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                                     Thomas S. Hilton
                                     Senior Vice President and Chief Financial
                                     Officer



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